Exhibit 99.1

Loyalty Ventures Inc. Completes Spinoff from Alliance Data

DALLAS, Texas, November 8, 2021 – Loyalty Ventures Inc. (Nasdaq: LYLT), a leading provider of tech-enabled, data-driven consumer loyalty solutions through its Canadian AIR MILES® Reward Program and leading international loyalty business, BrandLoyalty, today announced that it has completed its previously announced separation from Alliance Data Systems Corporation and is now an independent, publicly traded company.  Loyalty Ventures common stock will begin regular-way trading today on Nasdaq under the ticker symbol “LYLT”.

“Today marks the culmination of our journey as part of Alliance Data, and the beginning of our future as an independent, public company committed to helping our retail partners accelerate their growth and strengthen their connections with their customers,” said Charles Horn, CEO of Loyalty Ventures Inc.  “Loyalty Ventures’ dedicated and passionate team will leverage our extensive loyalty expertise towards transforming the shopping experience in markets around the world, while making a positive difference in the lives of consumers.  With our market-leading positions, strong free cash flow profile and commitment to new investments in growth, we are confident we will create and enhance value for all our stakeholders.”

The separation was achieved through the pro rata distribution of 81% of the outstanding shares of Loyalty Ventures to holders of Alliance Data common stock after the market close on November 5, 2021, with Alliance Data stockholders receiving one share of Loyalty Ventures common stock for every two and one-half shares of Alliance Data common stock held at the close of business on the record date of October 27, 2021.  Alliance Data stockholders entitled to receive the distribution received a book-entry account statement or a credit to their brokerage account reflecting their ownership of Loyalty Ventures common stock. Fractional shares of Loyalty Ventures common stock were not distributed. Any fractional share of Loyalty Ventures common stock otherwise issuable to an Alliance Data stockholder will be sold in the open market on such stockholder’s behalf, and such stockholder will receive a cash payment for the fractional share based on its pro rata portion of the net cash proceeds from all sales of fractional shares.  Alliance Data will retain 19% of the outstanding shares of Loyalty Ventures common stock, which Alliance Data intends to divest in a tax-efficient manner.

About Loyalty Ventures Inc.
Loyalty Ventures Inc. is a leading provider of tech-enabled, data-driven consumer loyalty solutions. Our solutions are focused on helping partners achieve their strategic and financial objectives, from increased consumer basket size, shopper traffic and frequency and digital reach to enhanced program reporting and analytics.

We help financial services providers, retailers and other consumer-facing businesses create and increase customer loyalty across multiple touch points from traditional to digital to mobile and emerging technologies. We own and operate the AIR MILES® Reward Program, Canada’s most recognized loyalty program, and Netherlands-based BrandLoyalty, a global provider of purpose-driven, tailor-made, campaign-based loyalty solutions for grocers and other high-frequency retailers.

The AIR MILES Reward Program is Canada’s most recognized loyalty program with approximately two-thirds of all Canadian households participating. AIR MILES collectors earn AIR MILES at more

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November 8, 2021

than 300 leading Canadian, global and online brands and at thousands of retail and service locations across the country.  This activity powers an unmatched data asset which along with world-class analytics and marketing capabilities, enables clients to accelerate their marketing activities and ROI.  It is the only loyalty program of its kind to give collectors the flexibility and choice to use AIR MILES on aspirational rewards such as merchandise, travel, events or attractions or, instantly, in-store or online, through AIR MILES Cash at participating Partner locations. For more information, visit: www.airmiles.ca. To celebrate collectors and the issuance of its 100 Billionth Mile, AIR MILES is inviting Canadians to visit the Program on Facebook, Instagram and Twitter.

BrandLoyalty provides winning loyalty campaigns by connecting high-frequency retailers, brand partners, and shoppers. BrandLoyalty changes shoppers' behavior in high-frequency retail worldwide - both on a transactional and emotional level.

Find out more via www.brandloyalty.com or on LinkedIn and YouTube.

Caution Regarding Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding our expected operating results, future economic conditions including currency exchange rates, future dividend declarations, if any, and the guidance we give with respect to our anticipated financial performance. We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, the following:

•	the spinoff may not be tax-free for U.S. federal income tax purposes;
•
disruption to our business from the spinoff or a loss of synergies from separating the businesses that could negatively impact the balance sheet, profit margins or earnings of both businesses or that the companies resulting from the spinoff do not realize all of the expected benefits of the spinoff;

•	the combined value of the common stock of the two publicly-traded companies will not be equal to or greater than the value of Alliance Data’s common stock had the spinoff not occurred;
•	our lack of history operating as an independent, publicly traded company and the costs, resources and other obligations associated with being a standalone public company;
•
continuing impacts related to COVID-19, including government economic stimulus, relief measures for impacted borrowers and depositors, labor shortages, reduction in demand from clients, supply chain disruption for our reward suppliers and disruptions in the airline or travel industries;

•	loss of, or reduction in demand for services from, significant clients;
•	failure to identify, complete or successfully integrate or disaggregate business acquisitions or divestitures;

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•	continued financial responsibility with respect to a divested business, including required equity ownership, guarantees, indemnities or other financial obligations;
•	increases in the cost of doing business, including market interest rates;
•	inability to access financial or capital markets;
•	loss of active AIR MILES® Reward Program collectors;
•	increased redemptions by AIR MILES Reward Program collectors;
•	unfavorable fluctuations in foreign currency exchange rates;
•	limitations on consumer credit, loyalty or marketing services from new legislative or regulatory actions related to consumer protection and consumer privacy;
•	loss or disruption, due to cyber attack or other service failures, of data center operations or capacity;
•	loss of consumer information due to compromised physical or cyber security;
•	risks related to our level of indebtedness and the liens and restrictions imposed under the agreements governing our indebtedness; and
•
those factors set forth in the Risk Factors section in our Registration Statement on Form 10 filed with the Securities and Exchange Commission (SEC) in connection with the spinoff and in our other reports we file with the SEC, including Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Further risks and uncertainties include, but are not limited to, the impact of strategic initiatives on us or our business if any transactions are undertaken, and whether the anticipated benefits of such transactions can be realized.

Any forward-looking statements contained in this release speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

Inquiries:
(972) 338-4505
investorrelations@loyalty.com

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